Exhibit 10.50

EXECUTION COPY

CONSENT TO TERM LOAN AGREEMENT

This CONSENT TO TERM LOAN AGREEMENT (this “Consent”) is entered into as of December 22, 2010 by and among BURLINGTON MORELOS, S.A DE C.V., a Mexican stock limited liability corporation (the “Borrower”), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent (“Agent”), and the other Lenders signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Consent shall have the meanings ascribed to them in the Term Loan Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrower, the Agent and the Lenders entered into the Term Loan Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, the Borrower has requested that the Lenders to the Term Loan Agreement consent to a specified asset sale as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1           Consent.  Each of the Lenders signatory hereto hereby (i) consents to the sale by Apparel Fabrics Properties, Inc. to MeadWestvaco of all merchantable pine and hardwood trees to be cut and removed from that certain real property identified as a tract labeled as Tax Map Number G PIN NO. 2446-30-7636 containing 453.0357 acres, more or less, lying off of US Business Route 29 in Pittsylvania County, Virginia, (ii) acknowledges and agrees that the Borrower is not required to repay the Obligations from the proceeds of such asset sale and (iii) authorizes and directs the Agent to execute and deliver or to direct the execution and delivery of, as applicable, the Partial Certificate of Satisfaction in connection with such asset sale, substantially in the form attached as Exhibit I hereto.

2           Representations and Warranties.  In order to induce Agent and the Lenders to enter into this Consent, Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Consent), that:

(a)           the execution, delivery and performance by each Credit Party of this Consent has been duly authorized by all necessary corporate and partnership action and this Consent is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b)           upon the effectiveness of this Consent, all of the representations and warranties contained in the Term Loan Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Consent after giving effect to this Consent and the transactions contemplated hereby.

3           Conditions to Effectiveness.  This Consent shall be effective on the date when this Consent shall have been duly executed and delivered by Borrower, each other Credit Party party hereto, Agent and the Required Lenders.

4           Miscellaneous.

4.1           Effect; Ratification.

(a)           Except as specifically set forth above, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, each Credit Party reaffirms its guaranty of the Obligations and the Liens securing those guaranties.

(b)           The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Term Loan Agreement or any other Loan Document, nor constitute amendment of any provision of the Term Loan Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Consent, each reference in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Term Loan Agreement, as amended hereby.

(c)           Borrower acknowledges and agrees that the amendments and waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Consent shall not be deemed (i) except as expressly provided in this Consent, to be a consent to any amendment, waiver or modification of any term or condition of the Term Loan Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Consent.

4.2           Counterparts and Signatures by Fax.  This Consent may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  Any party delivering an executed counterpart of this Consent by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Consent.

4.3           Severability.  In case any provision in or obligation under this Consent shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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4.4           Loan Document.  This Consent shall constitute a Loan Document.

4.5           GOVERNING LAW.  THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the date first above written.

BORROWER: BURLINGTON MORELOS, S.A DE C.V.

By:	/s/ Neil W. Koonce
Name:	Neil W. Koonce
Title:	Vice President

[Signature Page to Consent to Term Loan Agreement]

OTHER CREDIT PARTIES: PARRAS CONE DE MÉXICO, S.A. DE C.V.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	Director

ADMINISTRACIÓN PARRAS CONE, S.A. DE C.V.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	Director

MANUFACTURAS PARRAS CONE, S.A. DE C.V.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	Director

BURLINGTON YECAPIXTLA, S.A. DE C.V.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	VP & Treasurer

CONE DENIM YECAPIXTLA, S.A. DE C.V.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	VP & Treasurer

CASIMIRES BURLMEX, S.A. DE C.V.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	VP & Treasurer

SERVICIOS BURLMEX, S.A. DE C.V.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	VP & Treasurer

[Signature Page to Consent to Term Loan Agreement]

APPAREL FABRICS PROPERTIES, INC.
BURLINGTON INDUSTRIES V, LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC
BURLINGTON WORLDWIDE INC.
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC
WLR CONE MILLS IP, INC.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	VP & Treasurer

VALENTEC WELLS, LLC By: International Textile Group, Inc., its sole member

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	VP & Treasurer

[Signature Page to Consent to Term Loan Agreement]

INTERNATIONAL TEXTILE GROUP, INC. BURLINGTON INDUSTRIES LLC CONE JACQUARDS LLC CONE DENIM LLC CARLISLE FINISHING LLC SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	VP & Treasurer

NARRICOT INDUSTRIES LLC By: International Textile Group, Inc., its sole member

By:	/s/ Craig J. Hart
Name:	Craig J. Hart
Title:	VP & Treasurer

[Signature Page to Consent to Term Loan Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/ Donald Cavanagh
Title:	Its Duly Authorized Signatory

[Signature Page to Consent to Term Loan Agreement]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

[Signature Page to Consent to Term Loan Agreement]

BANK OF AMERICA, NA, as a Lender

By:	/s/ John Yankauskas
Name:	John Yankauskas
Title:	Sr. Vice President

[Signature Page to Consent to Term Loan Agreement]

EXHIBIT I

Form of  Partial Certificate of Satisfaction

[see attached]